Summary Prospectus Supplement

April 24, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated April 24, 2020 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2020

Ultra-Short Municipal Income Portfolio

Effective July 1, 2020, the second and third sentences of the section of the Summary Prospectus entitled "Fees and Expenses" are hereby deleted and replaced with the following:

The Fund does not charge any sales loads or other fees when you purchase or redeem shares.

Effective July 1, 2020, the table in the section of the Summary Prospectus entitled "Fees and Expenses—Shareholder Fees" is hereby deleted.

Effective July 1, 2020, the table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.10%	0.20%[2]
Other Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses[1]	0.52%	0.62%	0.72%[2]
Fee Waiver and/or Expense Reimbursement[1]	0.27%	0.27%	0.32%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.25%	0.35%	0.40%[2,3]

Effective July 1, 2020, footnote 1 to the table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted and replaced with the following:

1  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.35% for Institutional Class and 0.40% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

2  The Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Trustees of the Trust acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

3  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement has been restated to reflect the current expense limitation arrangement.

Effective July 1, 2020, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$41	$198	$369	$864

Please retain this supplement for future reference.

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